                                                                      EXHIBIT 10

                            TITAN INTERNATIONAL, INC.
                          TITAN INVESTMENT CORPORATION
                            TITAN CREDIT CORPORATION

                THIRD AMENDMENT TO MULTICURRENCY CREDIT AGREEMENT


Harris Trust and Savings Bank,
   as Agent
111 West Monroe Street
Chicago, Illinois  60603

The Banks party to the
   Credit Agreement identified
   and defined below

Ladies and Gentlemen:

         Reference is hereby made to that certain Multicurrency Credit Agreement dated as of September 17, 1998 (as amended, the "Credit Agreement") by and among Titan International, Inc., an Illinois corporation (the "Company"), Titan Investment Corporation, an Illinois corporation ("Titan Investment"), and Titan Credit Corporation, a Nevada corporation ("Titan Credit"; the Company, Titan Investment and Titan Credit being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower") and each of you (the "Banks") pursuant to which the Banks currently extend credit to the Borrowers. Capitalized terms used herein shall have the same meaning herein as such terms have in the Credit Agreement unless otherwise specified.

         The Borrowers have requested that the Banks make certain amendments to the Credit Agreement. The Required Banks have agreed to accommodate such requests by the Borrowers on the terms and conditions set forth in this Third Amendment to Multicurrency Credit Agreement (the "Amendment").

SECTION 1. DECREASE IN COMMITMENTS.

         Upon the execution of this Amendment by the Borrowers, the Agent and the Required Banks, the Commitments for all the Banks shall be reduced to $115,000,000. Accordingly, upon such execution, the amount of each Bank's Commitment set forth opposite its name on its signature page to the Credit Agreement (or, if relevant, on an assignment agreement pursuant to Section 15.12 of the Credit Agreement, as the case may be) shall be supplemented so as to reflect such Bank's Commitment as follows:

                          BANK                                               AMOUNT OF COMMITMENT

Harris Trust and Savings Bank                                                  $  16,100,000.00
Bank One, NA                                                                   $  13,800,000.00
Bank of America, N.A. (formerly NationsBank, N.A.)                             $  13,800,000.00
Comerica Bank                                                                  $  16,100,000.00
SunTrust Bank                                                                  $  13,800,000.00
ABN AMRO Bank N.V.                                                             $  13,800,000.00
Standard Federal Bank (formerly Michigan National Bank)                         $  9,200,000.00
The Bank of New York                                                            $  9,200,000.00
Firstar Bank of Milwaukee, N.A.                                                 $  9,200,000.00
                                                                                 --------------
Total                                                                           $115,000,000.00
                                                                                ===============

To further effectuate the foregoing, upon the effectiveness of this Amendment as hereinafter set forth, Section 1.1 of the Credit Agreement shall be and hereby is amended by striking the amount "$175,000,000" wherever appearing therein and substituting therefor the amount "$115,000,000".

SECTION 2. AMENDMENTS.

         Upon the effectiveness of this Amendment as hereinafter set forth, the Credit Agreement shall be and hereby is amended as follows:

         2.1. Section 7.1 of the Credit Agreement shall be amended by amending and restating in its entirety the definitions of "EBITDA" and "Termination Date" to read as follows:

                           "EBITDA" means, for any period, EBIT for such period
                  plus all amounts deducted in arriving at such EBIT in respect of all amounts properly charged for depreciation of fixed assets and amortization of intangible assets during such period on the books of the Company and its Subsidiaries plus any amounts deducted in arriving at such EBIT in respect of restructuring charges during such period; provided, however, that the amount of any such add back for restructuring charges shall not exceed 5% of the total assets shown on the quarter-end consolidated balance sheet of the Company and its Subsidiaries in accordance with GAAP immediately prior to giving effect to such charges.

                           "Termination Date" means December 31, 2001 or such
                  earlier date on which the Commitments are terminated in whole pursuant to Sections 4.6, 4.7, 11.2 or 11.3 hereof.



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         2.2. The first sentence of Section 10.13(a) of the Credit Agreement shall be amended by deleting clause (y) thereof in its entirety and inserting in its place the following:

                  (y) the amount of such non-excepted purchases, redemptions and retirements in respect to capital stock (other than any such purchase, redemption or retirement made in connection with the Company's employee stock purchase plans) which are made during the period from and including August 20, 2001 to and including the Termination Date, would exceed $2,000,000 or

         2.3. Section 10.13(b) of the Credit Agreement shall be amended by deleting the amount "$125,000,000" appearing therein and inserting in its place the amount "$135,000,000."

SECTION 3. CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:


                   (a) The Borrowers, the Agent and the Required Banks shall have accepted this Amendment in the spaces provided for that purpose below.

                   (b) The Guarantors shall have accepted this Amendment in the spaces provided for that purpose below.

                   (c) The Borrowers and the Guarantors shall be in full compliance with the terms of the Loan Documents and no Event of Default or Default shall have occurred or be continuing after giving effect to this Amendment.

                   (d) All other legal matters incident to the execution and delivery hereof contemplated hereby and to the transactions contemplated hereby shall be satisfactory to the Agent, the Required Banks and their respective counsel.

                   (e) The Borrowers shall have paid to each Bank that has executed this Amendment an amendment fee equal to 0.20% of such Bank's Commitment after giving effect to Section 1 of this Amendment.

SECTION 4. REPRESENTATIONS REAFFIRMED.

         In order to induce the Agent and the Required Banks to execute and deliver this Amendment, each Borrower hereby represents to the Agent and the Banks that immediately after giving effect to this Amendment, each of the representations and warranties by such Borrower set forth in Section 8 of the Credit Agreement as amended hereby (except those representations that relate expressly to an earlier date) are and shall be true and correct (except that the representations contained in Section 8.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks pursuant to
Section 10.5 of the Credit



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Agreement) and that such Borrower and the Subsidiaries are and shall be in full compliance with the terms of the Credit Agreement as so amended and the Loan Documents and that no Event of Default or Default shall be continuing or shall result after giving effect to this Amendment.

SECTION 5. MISCELLANEOUS.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically waived or amended hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document (including, without limitation, the Loan Documents) to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrowers agree to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Agent.

         THIS INSTRUMENT SHALL BE CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

                          [SIGNATURE PAGES TO FOLLOW]




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         IN WITNESS WHEREOF, the Borrowers, the Guarantors and the Required
Banks have executed and delivered this Amendment as of the day and year below written.

         Dated as of this 20th day of August, 2001.

                                       TITAN INTERNATIONAL, INC.


                                       By  /s/  Maurice M. Taylor, Jr.
                                         -------------------------------------
                                          Title       President
                                               ---------------------------------


                                       TITAN INVESTMENT CORPORATION


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------


                                       TITAN CREDIT CORPORATION


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------





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         Each of the undersigned consents to the above Amendment and acknowledges and agrees that all of its obligations under Section 14 of the Credit Agreement and under each relevant Guarantee Agreement dated as of September 17, 1998 (collectively, the "Guaranty") remain in full force and effect for the benefit and security of, among other things, the Credit Agreement as modified hereby. Each of the undersigned further acknowledges and agrees that all references in the Guaranty to the Credit Agreement shall be deemed a reference to the Credit Agreement as amended hereby. Each of the undersigned agrees to execute and deliver any and all instruments or documents as may be required by the Agent or the Required Banks to confirm any of the foregoing. Each of the undersigned agrees that its consent to this Amendment is not required and that its consent to any further amendments of the Credit Agreement shall not be required as a result of this consent having been obtained.


                                       TITAN DISTRIBUTION, INC.


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------


                                       TITAN WHEEL CORPORATION OF ILLINOIS


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------


                                       TITAN WHEEL CORPORATION OF IOWA


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------


                                       TITAN WHEEL CORPORATION OF VIRGINIA


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------


                                       TITAN TIRE CORPORATION


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------





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                                       AUTOMOTIVE WHEELS, INC.


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------


                                       DYNEER CORPORATION


                                       By       /s/ Kent W. Hackamack
                                         ---------------------------------------

                                          Title         Treasurer
                                               ---------------------------------





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         Accepted and agreed to.




                                       HARRIS TRUST AND SAVINGS BANK, in its
                                          individual capacity as a Bank and as
                                          Agent


                                       By          /s/  Mark W. Piekos
                                          --------------------------------------
                                          Title       Vice President
                                               ---------------------------------


                                       BANK ONE, NA (formerly known as The First
                                          National Bank of Chicago)


                                       By         /s/  Kevin L.Gillen
                                          --------------------------------------
                                          Title        Vice President
                                               ---------------------------------





                                       BANK OF AMERICA, N.A. (formerly known as
                                          NationsBank, N.A.)


                                       By         /s/  Steven Ahrenholz
                                          --------------------------------------

                                          Title           Principal
                                               ---------------------------------







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                                       COMERICA BANK


                                       By            /s/  Neran Shaya
                                          -------------------------------------
                                          Title       Vice President
                                               ---------------------------------





                                       SUNTRUST BANK


                                       By          /s/  Linda L.Dash
                                          --------------------------------------
                                          Title       Vice President
                                               ---------------------------------





                                       ABN AMRO BANK N.V.


                                       By         /s/  Judith M. Bresnen
                                          --------------------------------------
                                          Title     Group Vice President
                                               ---------------------------------


                                       By             /s/  W. P. Fischer
                                          --------------------------------------
                                          Title      Senior Vice  President
                                                --------------------------------





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                                       STANDARD FEDERAL BANK (formerly known as
                                          Michigan National Bank)


                                       By          /s/  David J. Bartlett
                                          --------------------------------------
                                          Title     First Vice President
                                               ---------------------------------





                                       THE BANK OF NEW YORK


                                       By       /s/  Stephen C. Brennan
                                          --------------------------------------
                                          Title        Vice President
                                               ---------------------------------





                                       FIRSTAR BANK OF MILWAUKEE, N.A.


                                       By          /s/  Matthew J. Schulz
                                          --------------------------------------
                                          Title   Assistant Vice President
                                               ---------------------------------


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